EXHIBIT 99.4
LETTER OF TRANSMITTAL
THIS LETTER OF TRANSMITTAL SHOULD BE COMPLETED, EXECUTED AND DELIVERED TO REHABCARE GROUP, INC. (THE “PARENT”), AT THE ADDRESS STATED BELOW, TOGETHER WITH YOUR CERTIFICATE(S) FORMERLY REPRESENTING SHARES OF STOCK OF TRIUMPH HEALTHCARE HOLDINGS, INC. (THE “COMPANY”). PLEASE REVIEW THE INSTRUCTIONS THAT ACCOMPANY THIS LETTER OF TRANSMITTAL.

To:	RehabCare Group, Inc.
7733 Forsyth Avenue
Suite 2300
Clayton, Missouri 63105
Facsimile: (866) 812-2573
Attention: Patricia S. Williams, Esq.

With a Copy To:	Weil Gotshal & Manges LLP
200 Crescent Court, Suite 300
Dallas, TX 75201-6950
Facsimile: (214) 746-7777
Attention: Jeffrey B. Hitt, Esq.
FOR ASSISTANCE CONTACT Patricia S. Williams, Esq. at (866) 812-2573.
Ladies and Gentlemen:
          Pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Parent, RehabCare Group East, Inc., RehabCare Hospital Holdings, LLC, RehabCare Merger Sub Corporation and TA Associates, Inc. (as the Securityholder Representative), dated as of November 3, 2009, the Company’s Common Stockholders are entitled to receive their allocable portion of the Aggregate Merger Consideration. Capitalized terms not defined herein and defined in the Merger Agreement have the meaning given to such terms in the Merger Agreement.
          This Letter of Transmittal is being delivered by the undersigned Common Stockholder to Parent pursuant to Section 2.6 of the Merger Agreement. The undersigned Common Stockholder hereby surrenders to Parent the Certificate(s) described below representing all of the Common Stock owned by such Common Stockholder, each such Certificate to be exchanged for the right to receive the Common Stockholder’s allocable portion of the Aggregate Merger Consideration. The undersigned Common Stockholder agrees that once all payment(s) have been made to such Common Stockholder pursuant to the Merger Agreement (including without limitation, payments into the Escrow Accounts as defined in the Merger Agreement) and the Backstop Securities Agreement, if applicable, such payments shall, and do hereby, fully acquit, release and discharge the Parent and the Surviving Corporation from any and all payment obligations owing now or in the future to the undersigned in respect of any Common Stock held by the undersigned, including, without limitation, any and all rights to receive any dividends whether accrued or to be paid in the future with respect to such Common Stock.
          Except as provided below, the undersigned Common Stockholder, for itself and its successors and assigns, does hereby irrevocably release and discharge (a) each other Common Stockholder of the Company and (b) the Company and its subsidiaries ((a) and (b) together, the “Released Parties”), and the Released Parties’ respective successors, assigns, directors, officers, employees, subsidiaries, affiliates, stockholders, agents, attorneys and representatives, from all claims and liabilities arising out of, or in connection with, the undersigned Common Stockholder’s capacity as a Common Stockholder, including, without limitation, any such claims and liabilities related to the Merger, the Merger Agreement or any other transaction or transaction document contemplated thereby.
          Notwithstanding the foregoing, the provisions hereof shall not release or otherwise diminish the obligations of (a) Parent or the Company set forth in any provisions of the Merger Agreement or the exhibits thereto, (b) if the undersigned is an employee of the Company, the Company for the payment of accrued and unpaid wages (including unpaid vacation time), benefits and reimbursement of expenses in the ordinary course of business and payment of any future severance obligations, (c) if the undersigned is a party to the Company’s existing Stockholders Agreement dated as of October 20, 2004, the Company for its indemnity obligations under such Stockholders Agreement, except as otherwise provided in that certain Termination Agreement, by and among the Company and certain parties named therein, effective as of the Closing Date, or (d) if the undersigned is, or was ever, also a director or officer of the Company, the Company for its indemnification obligations under (i) any director or officer indemnification agreement between the Company and the undersigned, (ii) the Delaware General Corporation Law,

(iii) the certificate of incorporation of the Company, and (iv) the Company’s bylaws, in each case to the undersigned in his or her capacity as a director or officer of the Company.
          The undersigned Common Stockholder further acknowledges and agrees that the Aggregate Merger Consideration will consist of cash and shares of Parent’s Series A and Series B Preferred Stock (“Backstop Securities”), as applicable. The undersigned Common Stockholder further acknowledges and agrees that from the proceeds distributable to all of the stockholders and other securityholders of the Company, (i) a total of $25,000,000 will be placed in Escrow Accounts at JP Morgan Chase Bank, N.A. to be available to pay, in whole or in part, certain post-closing purchase price adjustments, reimbursement obligations and indemnification obligations pursuant to the terms and conditions of the Merger Agreement, (ii) $250,000 will be placed in an account maintained by the Securityholder Representative, as a fund for the fees and expenses (including legal fees and expenses) of the Securityholder Representative incurred in connection with this Agreement, and (iii) the Parent will pay the amount, if any, that the Parent is required to deduct and withhold from the consideration under the provisions of applicable tax laws. Parent will not pay any interest in respect of the Aggregate Merger Consideration. More specifics regarding such matters as form of consideration and escrow and certain payoffs and payment of expenses that reduce the consideration to be received by the Common Stockholders can be found in the Merger Agreement.
          The Common Stockholder acknowledges that he, she or it will not be entitled to any consideration in the event that the Merger contemplated by the Merger Agreement is not consummated and that, in such event, the Certificate(s) enclosed herein shall be returned to the Common Stockholder.
          Submission of the Certificate(s) described below is subject in all respects to the terms, conditions and limitations set forth in the Merger Agreement and in the additional materials included herewith. All authority herein conferred or agreed to shall survive the death or incapacity of the Common Stockholder, and all obligations of the Common Stockholder hereunder shall be binding upon his or her heirs, personal representatives, successors and assigns.
     The undersigned Common Stockholder hereby (i) agrees to be bound by the appointment of TA Associates, Inc. as the Securityholder Representative pursuant to Section 10.1 of the Merger Agreement, and (ii) acknowledges that TA Associates, Inc. will act on such Common Stockholder’s behalf as the Securityholder Representative pursuant to the terms of the Merger Agreement and Escrow Agreement.
STOCKHOLDER REPRESENTATIONS
          1. Representations and Warranties of the Undersigned Common Stockholder. The undersigned Common Stockholder hereby represents and warrants that:
               (a) such Common Stockholder is the record and beneficial owner of the Common Stock evidenced by the Certificate(s) set forth herein, free and clear of any Liens;
               (b) the execution, delivery and performance of this Letter of Transmittal by such Common Stockholder has been duly and validly authorized by all necessary actions, corporate actions or limited partnership actions, as applicable, and this Letter of Transmittal constitutes the legal, valid and binding agreement of the undersigned, enforceable against the Common Stockholder in accordance with its terms, subject to the General Enforceability Exceptions; and
               (c) except for Common Stock evidenced by the Certificate(s) set forth herein or that may be evidenced by additional Letters of Transmittal submitted by such Common Stockholder, such Common Stockholder does not own any additional Shares of Common Stock and/or other shares of capital stock of the Company, and except for any Warrants evidenced by a Warrant Surrender Agreement and Options evidenced by an Option Surrender Agreement, such Common Stockholder does not have any right to acquire any additional Shares of Common Stock and/or other shares of capital stock of the Company.
PLEASE CAREFULLY READ THE ACCOMPANYING INSTRUCTIONS

CERTIFICATE(S) SURRENDERED
(Attach List if Necessary)

Number and
Name(s) and Address of Registered Holder(s)		Class of Shares
(Please fill in exactly as Name(s)	Certificate	Represented
appear(s) on Certificate(s))	Number(s)	by Certificate

DELIVERY INSTRUCTIONS
(See Instructions 2 and 3)
          Please specify below the name and social security number or federal tax identification number of the record owner of the Shares of Common Stock surrendered hereby. Further, please specify (i) delivery method (i.e., check or wire transfer) and (ii) the name and address to which any Backstop Securities (if applicable) and your check (if applicable) should be issued and mailed.
          Please note that any checks and any Backstop Securities, if applicable, will only be issued in the name of the person or entity named as the record owner on each Certificate representing Common Stock surrendered hereby.

NAME OF RECORD OWNER:
Name (Please Print)

Social Security or Federal Tax ID Number

☐ PLEASE DELIVER MY CHECK AND ANY BACKSTOP SECURITIES (IF APPLICABLE) TO:

Name (Please Print) and Address

☐ PLEASE WIRE TRANSFER MY FUNDS TO:
AND DELIVER ANY BACKSTOP SECURITIES (IF	Account No.
APPLICABLE) TO:
Bank Name:
ABA Routing #

Name (Please Print) and Address
          The Common Stockholder agrees to, upon request, execute and deliver any additional documents deemed by the Parent to be necessary or desirable to complete the exchange of the Common Stock surrendered hereby.
          Please sign and date these delivery instructions below. Please note that signature(s) of registered holder(s) must be EXACTLY the same as the name(s) set forth as record owners on the Certificates surrendered hereby. If signed by an agent, see Instruction 2. THE PARENT WILL NOT PAY YOU FOR YOUR SHARES UNTIL THIS LETTER OF TRANSMITTAL AND THE CERTIFICATES REPRESENTING THE SHARES HAVE BEEN EXECUTED AND DELIVERED TO THE PARENT.

, 2009
(Signature)

, 2009
(Signature if held jointly)

TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
(See Instruction 6 and instructions on pages 6 and 7)
PAYER’S NAME: JPMorgan Chase Bank, National Association, AS ESCROW AGENT

SUBSTITUTE Form W-9 Department of the Treasury, Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 1 — Taxpayer Identification Number — Please provide your TIN in the box at the right and certify by signing and dating below. If awaiting TIN, write “Applied For.”	TIN: Social Security Number OR Employer Identification Number

Part 2 — For Payees Exempt from Backup Withholding —

Check the box if you are NOT subject to backup withholding: ☐

Part 3 — Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and

(2)  I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. citizen or other U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item 2 above if you have been notified by IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

SIGNATURE DATE

NAME:

ADDRESS:

ENTITY TYPE: ☐ Individual/ Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other (specify)

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER AGREEMENT. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION FOR TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” INSTEAD OF A TIN IN THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld until I provide a number. If I do not provide a TIN by the Closing Date, any amounts withheld will be sent to the IRS as backup withholding.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All section references, unless otherwise indicated, are to the Internal Revenue Code of 1986, as amended.

	Give the		Give the EMPLOYER
	SOCIAL SECURITY		IDENTIFICATION
For this type of account	number of—	For this type of account	number of—

1. Individual	The individual	1. Sole proprietorship or disregarded single member LLC not owned by an individual	The owner
		2. A valid trust, estate, or pension trust	The legal entity (4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	3. Corporate or LLC electing corporate status on IRS Form 8832	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	4. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)	5. Partnership or multi-member LLC	The partnership

b. So-called trust account that is not a legal or valid trust under State law	The actual owner (1)	6. A broker or registered nominee	The broker or nominee

5. Sole proprietorship or disregarded single member limited liability company owned by an individual (“LLC”)	The owner (3)	7. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	If you are an individual, you must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number
If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card (for individuals), Form SS-4, Application for Employer Identification Number (for business and all other entities), or Form W-7, Application for IRS Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns) and apply for a number. You may obtain these forms at an office of the Social Security Administration or from the Internal Revenue Service or “IRS” (web site at www.irs.gov).
Payees Exempt from Backup Withholding
Payees specifically exempted from backup withholding on ALL payments include the following:
•	An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

•	The United States or any agency or instrumentality thereof.

•	A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.
Payees that may be exempt from backup withholding include:
•	A financial institution.

•	A corporation.

•	A dealer in securities or commodities required to register in the Unites States, the District of Columbia, or a possession of the Unites States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under section 664 or described in section 4947.
In general, payments that are not subject to information reporting are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.
Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.
If you are a nonresident alien or a foreign entity not subject to backup withholding, please complete, sign and return an appropriate Form W-8 (which may be obtained from the Tender Agent or the IRS website at www.irs.gov) to establish your exemption from backup withholding.
Privacy Act Notice. Section 6109 requires you to give taxpayer identification numbers to payers who must file an information return with the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal non-tax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
Penalties
(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Statements with Respect to Withholding. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a penalty of $500.
(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
(4) Misuse of Taxpayer Identification Number. If the requester discloses or uses taxpayer identification numbers in violation of Federal law, the requester may be subject to civil and criminal penalties.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE IRS.

CERTIFICATE OF NON-FOREIGN STATUS
Individuals’ Certification
(to be completed and signed on behalf of each Common Stockholder that is an individual, See Instruction 6)
          Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”), provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required in connection with the transactions contemplated by the Merger Agreement, I,                                                                                 , hereby certify, under penalties of perjury, the following:
1.	I am not a nonresident alien for purposes of U.S. income taxation;

2.	My U.S. tax identification number (social security number) is ___-___-___; and

3.	My home address is

          I understand that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.
          Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete.

Date:
Name:

CERTIFICATE OF NON-FOREIGN STATUS
Entity Certification
(to be completed and signed on behalf of each Common Stockholder that is an entity, See Instruction 6)
          Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”), provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445 of the Code), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by                      (the “Transferor”), the undersigned hereby certifies the following on behalf of Transferor:
          1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and the Treasury regulations promulgated thereunder);
          2. Transferor is not a disregarded entity as defined in Treasury Regulation Section 1.1445-2(b)(2)(iii);
          3. Transferor’s U.S. employer identification number is                                         ; and
          4. Transferor’s office address is                                         .
          Transferor understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.
          Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

ENTITY NAME

Dated:	By:
Name:
Title:

INSTRUCTIONS
          1. Completion and Delivery of Letter of Transmittal. The Letter of Transmittal must be properly completed and signed by the registered holder(s) of the Common Stock being surrendered herewith, and mailed or hand delivered with the Certificate(s) for such Shares (and any other documents required by Instruction 3) to the Parent at the address set forth in the Letter of Transmittal. The Parent may by subsequent notice change the designated recipient and address for any Letters of Transmittal not already sent to it. If additional space is needed for listing Certificates, attach a separate signed sheet. A return Federal Express envelope with prepaid label is enclosed for your convenience.
               THE METHOD OF DELIVERY OF THIS DOCUMENT AND ANY ENCLOSURES IS AT THE ELECTION AND RISK OF THE COMMON STOCKHOLDER. IF THIS DOCUMENT IS SENT BY MAIL, THE USE OF REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED BECAUSE THE RISK OF LOSS IN TRANSIT IS YOURS.
               All questions as to validity, form and eligibility of any surrender of any Certificate representing Shares of Common Stock hereunder will be determined by the Parent reasonably and in good faith and such determination shall be final and binding. The Parent reserves the right to waive any irregularities or defects in the surrender of any Certificate(s) representing Shares of Common Stock. A surrender will not be deemed to have been made until all irregularities have been cured or waived.
          2. Signing Letter of Transmittal. If this Letter of Transmittal is signed by the registered owner(s) of Common Stock surrendered hereby, the Common Stockholder’s name on the Letter of Transmittal must be signed in EXACTLY the same manner as the name appears on the Certificate(s) surrendered herewith. If the Shares of Common Stock are registered in the name of a trustee, executor, administrator, guardian or other person acting in a fiduciary or representative capacity, such person must indicate his or her capacity when signing. If Certificates are registered in different forms of a name (e.g., “John Doe” and “J. Doe”), the Common Stockholder should sign as many Letters of Transmittal as there are different registrations. If a Certificate is registered in the name of two or more Common Stockholders, each such holder must sign.
               If the Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, and such person is not the registered Common Stockholder, he or she must indicate the capacity when signing and must submit proper evidence of his or her authority to act.
          3. Deliveries of the Merger Consideration. Checks, if selected in lieu of wire transfers, and any Backstop Securities, if applicable, will be delivered to the name and address indicated in the Delivery Instructions set forth in the Letter of Transmittal. Wire transfers, if selected in lieu of checks, will be made to the account number indicated in the Delivery Instructions set forth in the Letter of Transmittal. In each case, such checks, wire transfers and Backstop Securities, if applicable, represent payment for the Shares of Common Stock surrendered hereby as provided for in the Merger Agreement.
          4. Timing. Each Common Stockholder is urged to submit this Letter of Transmittal to the Parent by delivery of same to the Parent at its address set forth above as soon as possible. No payments will be made to a Common Stockholder until all of the documents required by this Letter of Transmittal with respect to that Common Stockholder are received by the Parent. If you wish to receive payment at the earliest possible time (which should occur shortly following the Closing of the Merger, which such Closing is currently expected to be on or shortly after December ___, 2009), this Letter of Transmittal and all required documents should be in the Parent’s possession no later than December ___, 2009.
          5. Lost or Stolen Certificate. If your Certificate for Common Stock is lost or stolen, complete and execute this Letter of Transmittal and return it with a completed affidavit regarding the lost or stolen Certificate in the form attached to the Letter of Transmittal as Exhibit A. After you have completed all such documents to the Parent’s satisfaction, and delivered the same to the Parent, the Parent will make payment for Shares of Common Stock registered in the Company’s stock transfer records and represented by the lost Certificate.

          6. Internal Revenue Service Circular 230 Notice. TO ENSURE COMPLIANCE WITH INTERNAL REVENUE SERVICE CIRCULAR 230, COMMON STOCKHOLDERS ARE HEREBY NOTIFIED THAT ANY DISCUSSION OF TAX MATTERS SET FORTH IN THIS LETTER OF TRANSMITTAL WAS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN AND WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY PERSON, FOR THE PURPOSE OF AVOIDING TAX-RELATED PENALTIES UNDER FEDERAL, STATE OR LOCAL TAX LAW. EACH COMMON STOCKHOLDER IS ENCOURAGED TO SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.
               Backup Withholding. Under the federal income tax law, a person surrendering Certificate(s) must provide his or her correct taxpayer identification number (“TIN”) and certify that such TIN is correct on substitute Form W-9. If the correct TIN is not provided, a $50.00 penalty may be imposed by the Internal Revenue Service and any cash payments made may be subject to backup withholding of 28%. Withholding also is required in certain other circumstances—e.g., if the Internal Revenue Service notifies the recipient that he or she is subject to backup withholding as a result of a failure to report all interest and dividends. Backup withholding is not an additional tax; any amount so withheld may be credited against the Common Stockholder’s federal income tax liability. The TIN that must be provided is that of the registered Common Stockholder of the Certificate(s) or of the last transferee appearing on the transfers attached to or endorsed on the Certificate(s). The TIN for an individual is his or her social security number. If the person surrendering the Certificate(s) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, in Part 1 of the substitute Form W-9, write “Applied For.” If the box in Part 1 indicates “Applied For” and a TIN is not provided prior to any payment of cash, 28% federal tax will be withheld.
               Exempt persons are not subject to backup withholding and information reporting and should indicate their exempt status by checking the box in Part 2 of the substitute Form W-9. Exempt entities include corporations, organizations exempt from tax under section 501(a) of the Internal Revenue Code, individual retirement plans (IRA), financial institutions, dealers in commodities or securities required to register in the U.S., and entities required to register under the Investment Company Act of 1940. Foreign individuals, trusts, partnerships and corporations not engaged in a U.S. trade or business may qualify as exempt persons by submitting an appropriate IRS Form W-8, signed under the penalties of perjury, certifying their foreign status. If the appropriate IRS Form W-8 is not sent to you with the Letter of Transmittal, it may be obtained from any Internal Revenue Service Office.
               Other Withholding. Common Stock in the Company may be considered a U.S. real property interest if the Company could be considered a “United States real property holding corporation” based on the fair market value of its real property interests in certain other assets. If Common Stock of the Company were determined to be a U.S. real property interest, a tax equal to 10% of the amount payable to a Common Stockholder must be withheld and paid over to the IRS under Section 1445 of the Internal Revenue Code. Withholding is not required if each Common Stockholder furnishes his, her or its certification, under penalties of perjury, that the Common Stockholder is not a foreign person and that includes the Common Stockholder’s U.S. taxpayer identification number (Social Security number for an individual or Federal Employer Identification Number for an entity) and the Common Stockholder’s address (home address for an individual or office address for an entity). To avoid the possibility of 10% withholding under Section 1445, you must complete, sign and return the Certification of Non-Foreign Status. If you are an individual Common Stockholder, complete and sign the Individual Certification (in respect of Shares held by two or more individuals jointly, each must complete and sign an Individual Certification). If you are an entity Common Stockholder (corporation, limited liability company, partnership, trust or estate), complete and sign the Entity Certification; provided, however, if you are an entity that is disregarded for federal income tax purposes (e.g., a single-member limited liability company or a grantor trust), the individual who is the owner and taxpayer with respect to the disregarded entity must complete and sign the Individual Certification and print below his or her signature that it is completed for the entity Common Stockholder (identified by name) and that the entity Common Stockholder is a disregarded entity for federal income tax purposes.
               In the event that a Common Stockholder fails to provide a completed Form W-9 (or appropriate Form W-8 where applicable) and appropriate Certification of Non-Foreign Status, the Escrow Agent must withhold the appropriate amount from the payments made to such Common Stockholder. The Parent or the Escrow Agent will make any applicable withholdings and payments to the IRS in order to comply with the referenced laws and regulations.
Please consult your accountant or tax advisor for further guidance regarding the completion of IRS Form W-9 (or IRS Form W-8BEN, or another version of IRS Form W-8, where applicable) to claim exemption from backup withholding.
          7. Miscellaneous. Neither the Parent nor the Company is under any duty to give notification of defects in any Letter of Transmittal and shall not incur any liability for failure to give such notification. The Parent has the absolute right to reject any and all Letters of Transmittal not in proper form or to waive any irregularities in any Letter of Transmittal.
          8. Additional Copies. Additional copies of the Letter of Transmittal may be obtained from the Parent at the address set forth on the front hereof.

Exhibit A
AFFIDAVIT
OF LOST CERTIFICATE

THE STATE OF	§
§
COUNTY OF	§

          BEFORE ME, the undersigned authority, on this day personally appeared                                                              (“Affiant”), an authorized signatory of                                                                                   (“Holder”), who, being first by me duly sworn, on oath deposed and said on behalf of Holder:
(a) Affiant is duly authorized to execute this instrument on behalf of Holder; (b) Holder is the legal and beneficial owner of Certificate No.      , dated                                         , evidencing                                          shares of                     stock of Triumph HealthCare Holdings, Inc., (c) neither the Certificate nor the rights of Holder therein are, all or in part, subject to any existing assignment, transfer, pledge, participation, or other disposition or encumbrance; (d) the Certificate has been lost, stolen, or destroyed; and (e) Holder has made duly diligent efforts to locate the Certificate and has not been able to locate it. Holder does hereby undertake and agrees to indemnify and hold harmless RehabCare Group, Inc. and its affiliates, officers and directors at any and all times hereafter from any and all actions and proceedings, claims, demands, losses or damages which may be made or brought against or suffered by any person on account of and by reason of the execution of this Affidavit of Lost Certificate, irrespective of the circumstances surrounding or connected with any such action, proceeding, claim, demand, loss or damage, and further agrees that if said original stock certificate shall be found, Holder will immediately return it to RehabCare Group, Inc. care of Patricia S. Smith.
          IN WITNESS WHEREOF, Affiant hereunto subscribes his/her name this       day of                     , 2009.

By:
Name:
Title:

          SUBSCRIBED AND SWORN TO before me on                                                              , 2009.

Notary Public in and for the State of

[Personalized Seal]